SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
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Date of Report (date of earliest event reported): February 16, 1997



                                   VIACOM INC.
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             (Exact name of registrant as specified in its charter)



   Delaware                1-9553          04-2949533
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(State or other         (Commission     (IRS Employer
jurisdiction of          File Number)    Identification No.)
incorporation)


 1515 Broadway, New York, New York                               10036
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (212) 258-6000
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Item 5. Other Events.
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     On February 18,  1997,  Viacom  Inc.,  a Delaware  corporation  ("Viacom"), announced an agreement to sell its ten radio stations to Evergreen Media Corporation of Los Angeles for $1.075 billion in cash, pursuant to a stock purchase agreement dated February 16, 1997.

     Consummation of the sale is subject to customary closing conditions, including Federal Communications Commission approval and expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

     A copy of the press release issued by Viacom, dated February 18, 1997, relating to the above-described transaction is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

     (c) The following exhibit is filed as part of this report on Form 8-K:

        99.1    Press Release issued by Viacom dated February 18, 1997.


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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                VIACOM INC.



Date:  February 18, 1997                By:  /s/ Michael D. Fricklas
                                           ---------------------------------
                                           Name:   Michael D. Fricklas
                                           Title:  Senior Vice President,
                                                   Deputy General Counsel



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                                 EXHIBIT INDEX
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Exhibit No.                     Description
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99.1                Press Release issued by Viacom Inc. dated February 18, 1997